THE PARNASSUS Fund
                                Quarterly Report
--------------------------------------------------------------------------------
                               September 30, 2003


                                                             November 3, 2003

Dear Shareholder:

     As of September 30, 2003, the net asset value per share (NAV) of the Parnassus Fund was $29.69, so the return for the third quarter was 0.14% compared to 2.65% for the S&P 500, 10.22% for the Nasdaq and 3.67% for the average multi-cap core fund followed by Lipper, Inc. For the quarter then, we were behind all the indices because our assets were mostly in cash while the market moved higher.

     For the year-to-date, the Fund is up 15.12% compared to a gain of 14.72% for the S&P, 34.27% for the Nasdaq and 16.46% for the Lipper average. We are slightly ahead of the S&P, slightly behind the Lipper average and way behind the Nasdaq, which is soaring to speculative heights.

     If you look at the table below, you will see that while we are behind the Nasdaq for the one-year period, we are substantially ahead of it for the three, five and ten-year periods. Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods. The total return figures are reduced by the amount of the maximum sales charge (3.5%) while the overall return figures give investment performance only. The performance figures for the average multi-cap core fund do not deduct any sales charges that may apply.



------------------------------------------------------------------------------------------------------------------------------------
Period Ending          Average Annual       Average Annual         S&P 500       Lipper Multi-Cap       Nasdaq
September 30, 2003      Total Return        Overall Return           Index         Core Average          Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                   32.65%               37.46%              24.40%            23.86%            53.17%
Three Years                (7.32%)              (6.21%)            (10.09%)           (7.43%)          (21.02%)
Five Years                 13.43%               14.25%               1.01%             4.56%             1.41%
Ten Years                   8.84%                9.22%              10.03%             9.41%             8.88%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

ANALYSIS
     As you can tell by looking at the financial statements at the end of this report, as of September 30, the Fund had over 85% of its assets in cash and cash equivalents. This is the highest percentage in the history of the Fund since its inception at the end of 1984. Since we can't find any companies selling at reasonable prices, we've chosen to hold cash instead of investing in overpriced stocks. Since our assets were mostly in cash, the NAV didn't change much during the quarter.

     There were only six stocks in the portfolio that had any significant impact on the Fund's return. Three increased the Fund's NAV and three decreased it.

     Pfizer dropped 11.0% in the quarter as its stock declined from $34.15 to $30.38, which moved the NAV down by 11 cents. A lot of healthcare stocks declined during the quarter as investors moved out of those issues into more speculative technology stocks, and Pfizer participated in that decline. The result is that healthcare stocks are trading at reasonable prices, while most of the market is overvalued. The big pharmaceutical stocks have price/earnings ratios between 15 and 20, while technology stocks have P/Es twice that or even higher. Because of this, our first move back into stocks may be in the healthcare sector.

     MedImmune, also a healthcare stock, dropped 9.2% during the quarter, going from $36.37 to $33.03, moving the NAV down by 4 cents. Johnson & Johnson went from $51.70 to $49.52 for a decline of 4.2%, which pushed the NAV down by 3 cents.

     Synovus Financial, a holding company for community banks in the Southeast, climbed 16.2% during the quarter as it went from $21.50 to $24.99 for a gain of 8 cents for each Parnassus share. Synovus's stock has been undervalued and moved up as more investors discovered its value.

     Longs Drugs increased 21.3% as its stock moved from $16.60 to $20.13 for a gain of 6 cents on the NAV. The company's stock had been very depressed, and the share price moved up when earnings were better than expected.

     Target moved up 1.9% from $37.84 to $38.57, where we sold it during the quarter. This translated into a gain of 4 cents for each Parnassus share. Target's sales and earnings have been reasonably good despite the mixed economic climate.

OUTLOOK AND STRATEGY
     We have over 85% of our assets in cash since we've been expecting a sharp drop in the stock market, but so far, it hasn't happened. In my view, the market is defying the laws of gravity as it goes higher and higher. I'm amazed that stocks have climbed so high, so I'm keeping most of our assets in cash. There are five primary reasons why I think stock prices are due for a drop.

     First, valuations are too high. The stocks in the S&P 500 Index trade at 29 times their earnings over the last 12 months. The historical average is 15-20 times earnings, so the current multiple is way too high. Not only is the overall multiple too high, but many of the technology stocks we've owned in the past have ridiculous P/E ratios. For example, Intel is now trading at $29.95, which means a P/E of 53 based on earnings of 57 cents for the last twelve months. Intel normally has a P/E of around 20, so 53 is way too high. Similarly, Applied Materials has a P/E of 117, and Novellus has a P/E of 104. All three are great companies, but their shares are overvalued. Even if the economy has a strong recovery, these P/E ratios are far too high.

     Second, there has been heavy selling by insiders in the stock of their own companies. Recently, insiders have sold $30 in stock for every $1 they have bought. This 30:1 ratio is way too high and indicates that insiders think their stock is overpriced.

     A third important factor is that margin debt on Nasdaq stocks is at a three-year high. Since margin debt is used to buy more stock, investors are highly leveraged, and this indicates too much speculation. If the Nasdaq market drops sharply as I expect it to, then brokerage firms who have lent money to investors will call in those loans and sell the stock used for collateral. This will reinforce a big move down.

     Fourth, there is an economic recovery, but it is proceeding much more slowly than the stock market. At some point, the stock market will have to link up with the economy, which means a big move down.

     Fifth, sentiment is way too positive. This is counterintuitive and something that is only grasped quickly by contrarians. It would seem that positive market sentiment would mean stocks would go up. As a practical matter, the market usually goes down when sentiment is very positive. When everyone is positive, investors are all in the market, and there's no one left to buy and push prices higher. There are a number of indicators that can objectively measure sentiment, and they're all showing very positive readings now, i.e., almost all bulls and very few bears. My favorite indicator is the VIX index traded on the Chicago Options Exchange. When the VIX gets down close to 20, sentiment is very positive and the market almost always goes down. Right now, the VIX is below 20 which for me is a danger signal.

            You don't have to be brilliant to be a good investor, but
                   you do have to have the right temperament.

                                --Warren Buffett

     That's one of my favorite quotes from Warren Buffett. In my view, intelligence is a highly overrated commodity. You do need some of it, but more is not necessarily better. Much more important are discipline, perseverance, common sense, judgement, initiative and hard work.

     In times like this, temperament is very important. An objective analysis shows that the market is overvalued, but stocks just keep going up. There is a strong temptation to throw in the towel, buy stocks and ride along with the upward momentum. Just as soon as you do that, though, the stock market would probably crash, and not only would you have missed the run-up, but you would also have participated in the run-down.

     A couple of shareholders keep e-mailing me that they're feeling pain with the market going up, while we're mostly in cash. Even my wife keeps saying, "This rally has legs. You better buy some stocks." So far, I've resisted the entreaties of my shareholders and my wife. In the short run, stocks tend to trade off momentum, and there's no telling how far up or how far down they'll go. Eventually though, stocks return to their intrinsic value. The real test is having the temperament to wait out the swings and only invest when stocks are priced below their intrinsic value. Warren Buffett likens it to a batter in a packed baseball stadium waiting for the right pitch. Fans are yelling, "Swing, you bum!" Right now I'm trying to wait for the right pitch while the soaring market keeps tempting me.


MUTUAL FUND TRADING SCANDAL
     By now, I'm sure that most of you have been reading about the mutual fund trading scandal. It's the biggest mutual fund scandal in the 20 years that I've been in the business. In September, New York Attorney-General Eliot Spitzer announced that Edward Stern, head of hedge fund Canary Capital, had paid a fine of $10 million and disgorged profits of $30 million for total penalties of $40 million. Spitzer's office indicated that Canary had used four mutual fund groups to make improper trades: Bank of America, Bank One, Strong Capital and Janus.

     In the case of the Bank of America and its Nations Funds, Spitzer said that Canary used "late trading" and "market timing" to gain illegal profits. Almost all U.S. mutual funds including the Parnassus Funds are priced as of 4:00 p.m. New York time when the New York Stock Exchange closes. All mutual fund orders received before 4:00 p.m. receive that day's price. Orders received after 4:00 p.m. receive the next day's price. Canary used the Bank of America to make trades after 4:00 p.m. and still get that day's closing price.

     At first glance, it wouldn't seem to matter much whether an investor got one day's price or the next day's price, so why all the commotion? In most cases, it probably wouldn't matter much, but in some cases, a fund's NAV can move up or down quite a bit. For example, many company earnings announcements are made after the market closes--usually around 4:30 p.m. Let's assume that Intel makes an announcement at 4:30 p.m. that its sales and earnings are much better. The next day, the stock market would probably move much higher on Intel's earnings news. However, you can't buy Intel's stock on the Nasdaq until the next day since that exchange is already closed. If you buy into a mutual fund late in the day after the announcement, you won't get that day's lower price, but you will get the next day's higher price. However, if you were to be able to buy a mutual fund at that same day's lower price, your shares would be worth much more the next day. An investor could buy one day at the low price and sell the next day at the higher price. This is, in fact, what happened because executives at the Bank of America allowed Canary Capital to move millions of dollars into their mutual funds, get that day's price and then sell those shares the next day or soon thereafter while pocketing enormous gains.

     This late trading put long-term mutual fund investors at a serious disadvantage. First of all, they could not take advantage of the lower NAV after market-moving news was announced. Also, because Canary would grab a portion of the profits realized when the NAV went up, there would be less profits for the long-term investors. This late trading is clearly against the law.

     Allowing investors to market time funds is in a different category from late trading. While late trading is clearly illegal, market timing is not. However, many mutual funds state in their prospectuses or SAIs (Statements of Additional Information) that they do not allow market timers because of the negative impact it would have on a fund. Consequently, it could be fraud if a fund said that it did not allow market timing, but did, in fact, allow a few special customers to move large sums of money in and out of a fund over relatively short periods of time.

     According to Spitzer's filings, in the case of the Bank of America, Canary Capital did both late trading and market timing. In the case of Bank One, Janus and Strong, Canary did market timing against an established policy, but as far as we know, they did not engage in late trading at these three funds.

     Why is market timing bad for a mutual fund? The answer is that it isn't necessarily bad unless it hampers fund managers. A big withdrawal might come at a time when a fund had little cash, so it would have to sell stocks to raise cash. This might hamper an investment strategy, result in higher commissions and other trading costs, or force a portfolio manager to sell at an inopportune time.

     By now, I'm sure that many of you are wondering what is the Parnassus policy on late trading and market timing. I'm happy to say that we have never allowed late trading and we never will. I'm 99% sure we have never been victimized by late trading. The reason I'm only 99% certain and not 100% certain is that many of our trades come through intermediaries like Schwab, Fidelity, TD Waterhouse and others. These brokerage firms combine the Parnassus trades of all their customers, and they all go into one account. We don't know who the real investors are in these kinds of accounts. For operational reasons, we allow these firms to place trades with us after 4:00 p.m. if they certify that they received the trades from their customers before 4:00 p.m. Because of the logistics, we have to take trades from these firms after 4:00 p.m. We have analyzed these accounts, and we could not find large sums of money rapidly swinging in and out of any of our funds. Also, since these firms have signed agreements with us not to accept orders from their customers after 4:00 p.m. for same day trades, it's unlikely that they would violate their contracts and do late trading.

     As far as market timing goes, we have never had the kind of market timers Eliot Spitzer talked about: ones that invest millions of dollars for a day or two to take advantage of market anomalies. In the past, we've had some investors who put large sums of money (several million dollars) into the Fund for relatively short periods (20-60 days), but their presence hasn't hurt the Fund or our other shareholders. We've tracked their buys and sells, and almost all of them have lost money during the short time they were in the Fund. They redeemed their shares at prices lower than they bought in.

     Edward Stern, the principal of Canary Capital, is the son of Leonard Stern for whom the Stern School of Business at New York University was named. The senior Stern donated a lot of money to NYU and made his fortune primarily from Hartz Mountain pet food and especially birdseed. That's an interesting link with Canary. Since Edward Stern made a deal with Eliot Spitzer, I suspect he's cooperating and revealing more names, or as they say, "The Canary is starting to sing."

     Other mutual fund firms that have been subpoenaed include Fidelity, Putnam, Vanguard, Alliance Capital, Franklin Templeton, Fred Alger, Invesco and Prudential. A subpoena, of course, does not mean that a mutual fund firm did anything wrong; it only means that the government is looking for information from these firms about late trading or improper market timing.

     In early October, Steve Markovitz, a trader at hedge fund Millennium Partners, pleaded guilty in state court to illegally profiting from mutual fund prices that were not available to all investors. This included late trading. The mutual fund firms Millennium traded were not identified, but several days later, three brokers at Merrill Lynch were fired for allowing improper trades by Millennium.

     Right now, it looks as if improper trading of mutual fund shares by hedge funds and others is quite widespread. I had no idea that this was happening, and I am surprised that large mutual fund firms would allow this kind of thing. It seems to me that the motivation must be to increase assets through hedge fund investments, which would increase the management fees paid to the mutual fund companies. This, of course, goes against the interest of the mutual fund shareholders. It seems that many mutual fund companies don't have the same interest as their shareholders because executives and portfolio managers don't have a substantial stake in the mutual funds they manage.

     The September 5 edition of the Wall Street Journal had an interesting article that came out right after the scandal broke. It listed five criteria shareholders could use to determine if their mutual funds had integrity:

     (1) Small stock funds are closed to new investors before they become too bloated.

         We don't have any small stock funds, but if we ever do, we will close them if they become too large to manage effectively.

     (2) No parade of "flavor of the month" funds.

         I'm happy to say that we only have a few funds and we never brought out an Internet fund or any other "hot topic" fund.

     (3) Fund managers and executives are themselves big investors in their funds.

         The vast majority of my liquid net worth is invested in the Parnassus Fund. My personal financial interest is aligned with that of the shareholders.

     (4) Reasonable expense charges.

         Total expenses for the Parnassus Fund are 1.00% of assets, while the median for similar funds is 1.31% according to Lipper, Inc., so we're way below our benchmark.

     (5) Frank talk about portfolio management strategies, errors and market conditions.

         I pride myself on writing good shareholder reports, and I think most of you would agree that I talk about mistakes as well as successes in discussing market conditions and portfolio strategy.

PERSONNEL MATTERS
     For the fall, we have three excellent interns helping us research companies. Joseph Chang is a senior at the University of California at Berkeley where he is majoring in industrial engineering and minoring in business administration. At Berkeley, his work has included participation in CS First Boston and McKinsey Case Studies. His previous experience includes an internships at Affymetrix, a biotechnology firm in Sunnyvale, California and in corporate sales for the Golden State Warriors basketball team.

     Dhaya Lakshminarayanan comes to us after four years as a management consultant with Booz Allen Hamilton in San Francisco where she worked on strategic planning, alliance building, pricing analysis and demand forecasting. She holds a Bachelor of Science degree from the Massachusetts Institute of Technology and also received her Master's degree there in City Planning. She is a board member of Berkeley Dispute Resolution Services and has done pro bono consulting with the California Wilderness Coalition. She has recently been appointed by the San Francisco Board of Supervisors to serve on the Urban Forestry Council.

     Michael Fernandez is a graduate of the Wharton School of Business at the University of Pennsylvania and holds a Master's degree in Public Administration from the Kennedy School of Government at Harvard University. His previous experience includes work with J.P. Morgan Global Markets and management consulting with MARS & Co. He also served as chief technology officer of Great Coffee, Inc. and as a strategist for Viafone, a software company. He is a co-founder and current board member of Little Kids Rock, a non-profit organization that provides free music classes to elementary children in the public school system.

     A number of shareholders wrote to me about last quarter's employee profile of Anh Cornell, my wife's nephew. They said that Anh's story of fleeing Vietnam by boat and coming to America made a strong emotional impact on them. I talked about how Anh had come to work for us and done a great job. One thing I forgot to mention is that Anh is now happily married and owns a home in the San Francisco Bay Area. He and his wife, Amy, personify the American dream.

     For this report, we're going to talk about another person who fled Vietnam by boat, our new receptionist, Linda Nguyen. Before I do, though, I have to say a few words about our former receptionist, Sheila Alfaro, whom we wrote about some time ago.

     Sheila and her husband, Tom, went to China at the end of July to adopt a beautiful baby girl whom they named Kylie. Sheila had been our receptionist since 1995 and had done a great job, but she was ready for a new challenge. She came back in October and is now an assistant to Todd Ahlsten, our research director and portfolio manager for the Parnassus Equity Income Fund.

     We hired Linda Nguyen at the beginning of August to work as our new receptionist. Linda was born in 1972 in Saigon, Vietnam and left with her family in 1977. They walked many miles through the mountains to the coast where they boarded a small boat that took them to mainland China. For eight months, they lived in a refugee camp where her parents rode bicycles each day to work in a rock quarry. Linda's father had served in the South Vietnamese Air Force and had trained in Texas, so he used his American connections to take his family to a refugee camp in Hong Kong. There, her father worked for a non-profit organization in refugee relief. After six months in Hong Kong, the family was sponsored by distant relatives to settle in Springfield, Missouri. They stayed in Missouri less than a year and moved to San Francisco to get away from the cold winters in Missouri and to go to a place where they would be closer to an Asian-American community.

     In San Francisco, Linda attended Roosevelt Middle School and Lincoln High School before the family moved to Pleasant Hill in Contra Costa County, across the Bay from San Francisco. She went to College Park High School and then attended Diablo Valley Community College. Her first job out of school was in retail at a Sears store. After that, she got a job as a firefighter down in San Luis Obispo with the California Department of Fire Services. She trained as a firefighter, emergency medical worker and as a hazardous material specialist. She fought many forest fires, gave first aid and did community work.

     In 1997 after two years as a firefighter, she moved back to the Bay Area to Newark, managed a bakery for two years and then worked as a customer service manager at a dot.com company that sold Internet service, wireless phones and Blackberries (digital organizer and communicator) to businesses. Unfortunately, that enterprise perished in the dot.com debacle, and she's now working with us.

     She lives in Newark, California across the Bay from San Francisco. She's an avid reader and has a long-term boyfriend who works in the real estate business in Fremont, California. She has also written a book (not yet published) about her experience as an immigrant going from Vietnamese to American culture. She has a great personality and is a very warm person. She's also doing a great job for us as our receptionist.

     Finally, I would like to thank all of you for investing in the Parnassus Fund.

                                                               Yours truly,



                                                               Jerome L. Dodson

                                                               President



     P.S. I would like to remind all of you that our proxy voting policies and procedures are now on our website and on the SEC's website (www.sec.gov). You can also request a printed copy by calling (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast on meetings held this year. You won't see many votes since there are few meetings this time of year, but things will pick up next spring when most annual meetings are held.



                                             The Parnassus Fund Portfolio: September 30, 2003*

                                                                (Unaudited)
         Number of Shares    Common Stocks                                       Market Value          Per Share
------------------------------------------------------------------------------------------------------------------------------------

                  75,000     Arthur J. Gallagher & Co.                      $      2,121,000            $ 28.28
                 100,000     Baldor Electric Company                               2,111,000               21.11
                 200,000     Johnson & Johnson                                     9,904,000               49.52
                 200,000     Longs Drug Stores Corp.                               4,026,000               20.13
                 150,000     MedImmune, Inc.                                       4,954,500               33.03
                  370,000    Pfizer, Inc.                                         11,240,600               30.38
                 275,000     Synovus Financial                                     6,872,250              24.99
                             Total common stocks                              $   41,229,350
                             Short Term Investments and Other Assets             324,748,142
                             Total Net Assets                                  $ 365,977,492
                             The Net Asset Value as of September 30, 2003$             29.69


                           * Portfolio is current at time of printing, but
composition is subject to change.


                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105

                               THE PARNASSUS FUND
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com


                                 This report must be preceded or accompanied by
a current prospectus.